UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  March 17, 2003

QAD INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22823	77-0105228
(State or other jurisdictionof incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6450 Via Real, Carpinteria, California	93013
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (805) 684-6614

ITEM 9.    REGULATION FD DISCLOSURE

On March 17, 2003, QAD Inc. issued a press release announcing revised financial guidance for the 2004 fiscal first quarter and full fiscal year, respectively.  A copy of this press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QAD INC.
(Registrant)

Date: March 17, 2003	By	/s/ KATHLEEN M. FISHER
Kathleen M. Fisher
Chief Financial Officer
(on behalf of the registrant and as
Principal Financial Officer)